Exhibit 99.1




                        UNITED STATES BANKRUPTCY COURT
                         NORTHERN DISTRICT OF GEORGIA
                                NEWNAN DIVISION


IN RE:                              }       CASE NUMBER
                                    }       02-10835
                                    }
The NewPower Company, et. al.       }       JUDGE   W. Homer Drake, Jr.
                                    }
DEBTORS                             }       CHAPTER 11



                 DEBTOR'S MONTHLY FINANCIAL REPORTS (BUSINESS)

                                FOR THE PERIOD

                           FROM 12/31/02 TO 1/31/03

Comes now the above-named debtor and files its Periodic Financial Reports in accordance with the Guidelines established by the United States Trustee and FRBP 2015.


                                            Paul Ferdinands
                                            ----------------------
                                            Attorney for Debtor


Debtor's Address                            Attorney's Address
and Phone Number                            and Phone Number

One Manhattanville Rd.                      191 Peachtree St.
Purchase, NY 10577                          Atlanta, GA 30303
Tel: (914) 697-2100                         Tel: (404) 572-4600


NewPower Holdings, Inc.
Case Number:  02-10835                                Post Petition
                                                            Totals
                                                           Jan '03

Opening Cash Balance - 12/31/02                            $ 139,040  (Concentration Account)

Inflows:
Customer Collections                                             129
Collateral Returned
  -Sureties                                                      681
  -Security Deposits                                           1,922
Sale Proceeds/Interest Income/Other                              122
---------------------------------------------------------------------
Total Inflows                                                  2,854
-------------------------------------------------------------------------------------------------------
                                                                         Distribution of Outflows
Outflows:                                                               NewPower       The NewPower
Post Petition:                                                         Holdings, Inc.    Company
--------------                                                         --------------    -------
Call Center (Sitel)                                                2                              2
Professionals - Bankruptcy                                       270             270
Consulting Fees                                                   69                             69
Gas Systems & IT Infrastructure (Wipro)                           28                             28
Customer Incentives (air miles, etc.)
Customer Letters & Bill Print (SFI)
AGL Billing Systems (Partnersolve)                                48                             48
Collections(RM Services)                                          62                             62
IT Support for risk systems (Zenax)
Customer Database Systems (Zac )
Lockbox Fees (First Union)                                         3                              3
Billing & Reconciliations (Diversified)
Churn Mitigation(AGL)
Supplies & Misc                                                   38                             38
Rent
Insurance
Utilities (Heat, Hydro, Phone, etc.)                              29                             29
Customer Refunds                                                 149                            149
Customer Refunds (Outstanding)
Contingency for any above item(s) (15%)
Billing/Customer Support (IBM)                                    66              66
Payroll                                                          169              68            101
Power
Gas                                                              223                            223
Storage & Pipelines
Transportation & Distribution (AGL)
Transportation & Distribution (Texas)
Collateral Payments
  - Security Deposits
T&E Reimbursements
State Tax Payments                                             2,292                          2,292
Enron payments                                                   137                            137
Southern collections reimbursement                               317                            317
Other Vendors
-------------------------------------------------------------------------------------------------------
Total Outflows                                                 3,902             404          3,498
-------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------
Net Cash Flows                                                (1,048)
---------------------------------------------------------------------
                                                         ------------
Closing Cash Balance                                        $137,992
======================================================---------------


                                                                   Attachment 1

NewPower Holdings, Inc.
Case Number: 02-10835
Monthly Accounts Receivable Aging and Reconciliation
For Period from December 31, 2002 through January 31, 2003
Amounts in $000's


Accounts Receivable at Petition Date:    $ 75,200


Beginning of Month Balance - Gross       $ 13,656 (per 12/31/02 G/L)
PLUS:  Current Month New Billings               - (Jan revenue)
LESS:  Collections During the Month          (129)(per daily cash report)
                                         -----------

End of Month Balance - Gross             $ 13,527 (per 1/31/03 G/L)
Allowance for Doubtful Accounts           (13,527)
                                         -----------

End of Month Balance - Net of Allowance  $      -
                                         ===========

                      Note: The accounts receivable aging below relates only to deliveries to customers subsequent to the June 11, 2002 petition date.



                             AR Aging for Post Petition Receivables

                                Current     > 30 days    > 60 days      Total
                             --------------------------------------------------

                             $        -     $       -    $    139       $ 139

                                                                Attachment 2


NewPower Holdings, Inc.
Case Number: 02-10835
Monthly Accounts Payable and Secured Payments Report
For Period from December 31, 2002 through  January 31, 2003
Amounts in $000's


See attached System Generated A/P reports as of 12/31/02 (Attachements 2A and
2B).*


Beginning of Period Balance           $    610 (per 12/31/02 G/L)
PLUS:  New Indebtedness Incurred         3,119 (per system gen A/P report)
LESS:  Amounts Paid on A/P              (2,666)(per system gen A/P report)
                                      ---------

End of Month Balance                  $  1,063 (per 1/31/03 G/L)
                                      =========


Enron is our only secured creditor. We made payments of $137k to Enron during the period.


* Omitted

                                                                Attachment 3

NewPower Holdings, Inc.
Case Number: 02-10835
Inventory and Fixed Assets Report
For Period from December 31, 2002 through January 31, 2003
Amounts in $000's

Inventory Report
----------------

Inventory Balance at Petition Date    $ 15,587


Inventory at Beginning of Period      $      - (per 12/31/02 G/L)
PLUS:  Inventrory Purchased                  - (per daily cash report)
LESS:  Inventory Used or Sold                -
                                      ----------

End of Month Balance                  $      - (per 1/31/03 G/L)
                                      ==========


Inventory is generally costed at the lower of cost or market. By the end of July 2002 we had sold all of our gas inventory either to retail customers or financial buyers as part of our asset sales.

Fixed Asset Report
------------------

Book Value at Petition Date           $  1,238

Our fixed assets at petition date consisted of office furniture and equipment. These assets were transferred to our lessor in June 2002 as part of the settlement of our lease obligation.

Fixed Assets at Beginning of Period   $      -
Less:  Depreciation Expense                  -
Less:  Dispositions                          -
Add:  Purchases                              -
                                      ----------

Fixed Assets at End of Period         $      -
                                      ==========

                                                                Attachment 4
                                                                Page 1 of 14


Name of Debtor:       NewPower Holdings Inc.
Case #:               02-10835
Reporting Period:     1/01/03- 1/31/03

Name of Bank:         JP Morgan Chase
Branch:               New York
Account Name:         The New Power Company
Account Number:
Purpose of Account:   Concentration Account

Beginning Balance     $138,889,476.26
Total Deposits          $3,059,455.84
Total Payments          $3,944,647.09
Closing Balance       $138,004,285.01
Service Charges

First Check issued this Period            N/A
Last Check issued this Period             N/A
Total # of checks issued this Period      N/A

                                                                Attachment 4
                                                                Page 2 of 14


Name of Debtor:        NewPower Holdings Inc.
Case #:                02-10835
Reporting Period:      1/01/03- 1/31/03

Name of Bank:          JP Morgan Chase
Branch:                New York
Account Name:          NewPower Enron Segregated A/C
Account Number:
Purpose of Account:    Concentration Account

Beginning Balance              $154.59
Total Deposits              $15,284.23
Total Payments                   $0.00
Closing Balance             $15,438.82
Service Charges        N/A

First Check issued this Period           N/A
Last Check issued this Period            N/A
Total # of checks issued this Period     N/A

                                                                Attachment 4
                                                                Page 3 of 14


Name of Debtor:       NewPower Holdings Inc.
Case #:               02-10835
Reporting Period:     1/01/03- 1/31/03

Name of Bank:         JP Morgan Chase
Branch:               New York
Account Name:         NewPower Holdings, Inc. - Payroll Account
Account Number:
Purpose of Account:   Payroll

Beginning Balance           $500.00
Total Deposits                $0.00
Total Payments              $195.03
Closing Balance             $304.97
Service Charges       N/A

First Check issued this Period          N/A
Last Check issued this Period           N/A
Total # of checks issued this Period    N/A

                                                                  Attachment 4
                                                                  Page 4 of 14


Name of Debtor:        NewPower Holdings Inc.
Case #:                02-10835
Reporting Period:      1/01/03- 1/31/03

Name of Bank:          JP Morgan Chase
Branch:                New York
Account Name:          The New Power Company
Account Number:
Purpose of Account:    WildCard ATM Settlement

Beginning Balance          $46,075.77
Total Deposits                  $0.00
Total Payments                  $0.00
Closing Balance            $46,075.77
Service Charges        N/A

First Check issued this Period             N/A
Last Check issued this Period              N/A
Total # of checks issued this Period       N/A

                                                                Attachment 4
                                                                Page 5 of 14


Name of Debtor:      NewPower Holdings Inc.
Case #:              02-10835
Reporting Period:    1/01/03- 1/31/03

Name of Bank:        JP Morgan Chase
Branch:              New York
Account Name:        NewPower ACH Account
Account Number:
Purpose of Account:  ACH (T&E)

Beginning Balance             $0.00
Total Deposits              $123.79
Total Payments              $123.79
Closing Balance               $0.00
Service Charges      N/A

First Check issued this Period           N/A
Last Check issued this Period            N/A
Total # of checks issued this Period     N/A

                                                                Attachment 4
                                                                Page 6 of 14


Name of Debtor:      NewPower Holdings Inc.
Case #:              02-10835
Reporting Period:    1/01/03- 1/31/03

Name of Bank:        JP Morgan Chase
Branch:              Syracuse, NY
Account Name:        NewPower Holdings, Inc.
Account Number:
Purpose of Account:  Controlled Disbursements (A/P)

Beginning Balance             $0.00
Total Deposits                $0.00
Total Payments                $0.00
Closing Balance               $0.00
Service Charges      N/A

First Check issued this Period         None
Last Check issued this Period          None
Total # of checks issued this Period   None

                                                                Attachment 4
                                                                Page 7 of 14


Name of Debtor:      NewPower Holdings Inc.
Case #:              02-10835
Reporting Period:    1/01/03- 1/31/03

Name of Bank:        JP Morgan Chase
Branch:              Syracuse, NY
Account Name:        The New Power Company
Account Number:
Purpose of Account:  Controlled Disbursements (A/P)

Beginning Balance              $0.00
Total Deposits           $581,015.78
Total Payments           $581,015.78
Closing Balance               $0.00
Service Charges      N/A

First Check issued this Period              101580
Last Check issued this Period               104923
Total # of checks issued this Period          3193

                                                                Attachment 4
                                                                Page 8 of 14


Name of Debtor:      NewPower Holdings Inc.
Case #:              02-10835
Reporting Period:    1/01/03- 1/31/03

Name of Bank:        JP Morgan Chase
Branch:              Syracuse, NY
Account Name:        NewPower Holdings, Inc. - Refund Disbursement A/C
Account Number:
Purpose of Account:  Controlled Disbursements (Customer Refunds)

Beginning Balance              $0.00
Total Deposits            $28,209.36
Total Payments            $28,209.36
Closing Balance                $0.00
Service Charges      N/A

First Check issued this Period                 3003322
Last Check issued this Period                  3004637
Total # of checks issued this Period              1317

                                                                Attachment 4
                                                                Page 9 of 14


Name of Debtor:       NewPower Holdings Inc.
Case #:               02-10835
Reporting Period:     1/01/03- 1/31/03

Name of Bank:         First Union/ Wachovia
Branch:               Herndon, VA
Account Name:         The New Power Company
Account Number:
Purpose of Account:   Natural Gas Collections

Beginning Balance          $20,000.00
Total Deposits             $75,444.00
Total Payments             $76,474.12
Closing Balance            $18,969.88
Service Charges       N/A

First Check issued this Period                   N/A
Last Check issued this Period                    N/A
Total # of checks issued this Period             N/A

                                                                Attachment 4
                                                               Page 10 of 14

Name of Debtor:      NewPower Holdings Inc.
Case #:              02-10835
Reporting Period:    1/01/03- 1/31/03

Name of Bank:        First Union/ Wachovia
Branch:              Charlotte, NC
Account Name:        The New Power Company
Account Number:
Purpose of Account:  Power/IBM Collections

Beginning Balance          $9,024.31
Total Deposits         $2,119,178.50
Total Payments         $2,026,048.67
Closing Balance          $102,154.14
Service Charges            $4,908.89

First Check issued this Period                N/A
Last Check issued this Period                 N/A
Total # of checks issued this Period          N/A

                                                                Attachment 4
                                                               Page 11 of 14


Name of Debtor:      NewPower Holdings Inc.
Case #:              02-10835
Reporting Period:    1/01/03- 1/31/03

Name of Bank:        First Union/Wachovia
Branch:              Charlotte, NC
Account Name:        The New Power Company
Account Number:
Purpose of Account:  Power/AES Collections

Beginning Balance              $0.00
Total Deposits                 $0.44
Total Payments                 $0.44
Closing Balance                $0.00
Service Charges      N/A

First Check issued this Period               N/A
Last Check issued this Period                N/A
Total # of checks issued this Period         N/A

                                                                Attachment 4
                                                               Page 12 of 14


Name of Debtor:      NewPower Holdings Inc.
Case #:              02-10835
Reporting Period:    1/01/03- 1/31/03

Name of Bank:        Royal Bank of Canada
Branch:              Ontario Transit
Account Name:        The New Power Company
Account Number:
Purpose of Account:  CAN$ Operating A/C

Beginning Balance           $30,190.02 CAN$
Total Deposits
Total Payments               $2,483.63
Closing Balance             $27,706.39
Service Charges                $ 40.25

First Check issued this Period             493
Last Check issued this Period              497
Total # of checks issued this Period         5

                                                                Attachment 4
                                                               Page 13 of 14


Name of Debtor:      NewPower Holdings Inc.
Case #:              02-10835
Reporting Period:    1/01/03- 1/31/03

Name of Bank:        Royal Bank of Canada
Branch:              Ontario Transit
Account Name:        The New Power Company
Account Number:
Purpose of Account:  US$ A/C

Beginning Balance         $4,528.24
Total Deposits          $601,583.11
Total Payments          $347,884.82
Closing Balance         $258,226.53
Service Charges      N/A

First Check issued this Period               N/A
Last Check issued this Period                N/A
Total # of checks issued this Period         N/A

                                                                Attachment 4
                                                               Page 14 of 14


Name of Debtor:      NewPower Holdings Inc.
Case #:              02-10835
Reporting Period:    1/01/03- 1/31/03

Name of Bank:        Credit Suisse Asset Management
Branch:              466 Lexington Ave.  NY, NY 10017-3140
Account Name:        NewPower Holdings, Inc.
Account Number:
Purpose of Account:  Short Term Cash Mgmt Portfolio

Beginning Balance             $0.00
Total Deposits                $0.00
Total Payments                $0.00
Closing Balance               $0.00
Service Charges      N/A

First Check issued this Period               N/A
Last Check issued this Period                N/A
Total # of checks issued this Period         N/A

                        ACCOUNT CLOSED

                                                                Attachment 5


                               Check Register*









*Omitted

                                                                Attachment 6



NewPower Holdings, Inc.
Case Number: 02-10835
Monthly Tax Report
For Period from December 31, 2002 through  January  31, 2003
Amounts in $000's

Taxes Paid During the Month
---------------------------

Not Applicable - All of our employees are leased through Administaff. Administaff bears all responsibility for the documentation and filing of payroll taxes and withholdings. We also, from time to time, have special pays that are done through a service provider - ADP. In those instances, ADP is responsible for making the required payroll tax filings.


Taxes Owed and Due
------------------

Not Applicable - All of our employees are leased through Administaff. Administaff bears all responsibility for the documentation and filing of payroll taxes and withholdings. We also, from time to time, have special pays that are done through a service provider - ADP. In those instances, ADP is responsible for making the required payroll tax filings.

                                                                Attachment 7A

NewPower Holdings, Inc.
Case Number: 02-10835
Summary of Officer Compensation/Summary of Personnel and Insurance Coverages For Period from December 31, 2002 through January 31, 2003
Amounts in $000's


Summary of Officer Compensation
-------------------------------

See supplemental attachment.

Personnel Report
----------------
                                                       Full Time  Part Time
# of Employees at beginning of period                      10           -
# hired during the period                                   -           -
# terminated/resigned during period                         -           -
                                                       -----------------------
# employees on payroll - end of period                     10           -
                                                       ========================

# of employees on temporary consulting assignments                      9

Confirmation of Insurance
--------------------------

See supplemental attachment.*



* Omitted

                                                                                                            Attachment 7B
                                                                                                           (Supplemental)

                                    Payments made to insiders 1/1/03 - 1/31/03
Payments are in gross amts


Name                 Title                                            Amount      Date        Type

CUNNING, KATHLEEN    Vice President - Core Operations                 $ 8,333.33   1/15/2003 Salary for pay period 01/1 - 01/15
                                                                      $ 8,333.33   1/31/2003 Salary for pay period 01/16 - 01/31


FOSTER, MARY         Managing Director, Finance and Treasury          $ 8,333.33   1/15/2003 Salary for pay period 01/1 - 01/15
                     Operations
                                                                      $ 8,333.33   1/31/2003 Salary for pay period 01/16 - 01/31


LOCKHART, H          CEO                                              $14,583.33   1/15/2003 Salary for pay period 01/1 - 01/15
                                                                      $14,583.33   1/31/2003 Salary for pay period 01/16 - 01/31


MALONE, JAMES        Managing Director, Law and Gov. Affairs          $10,833.33   1/15/2003 Salary for pay period 01/1 - 01/15
                                                                      $10,833.33   1/31/2003 Salary for pay period 01/16 - 01/31


PETIZON, ALICE       Vice President Law & Gov. Affairs                $ 8,562.50   1/15/2003 Salary for pay period 01/1 - 01/15
                                                                      $ 8,562.50   1/31/2003 Salary for pay period 01/16 - 01/31

                                                                      -----------
                                                                      $101,291.64
                                                                      ===========

*  At the Creditors' Committee's request and pursuant to letters dated November 11, 2002 and November 13, 2002 between counsel for the Creditors' Committee the Debtors' President and Chief Executive Officer, H. Eugene Lockhart ("Lockhart"), Lockhart
voluntarily agreed to reduce his annual base salary from $700,000 (as specified in Lockhart's employment agreement with Holdings)
to $350,000, retroactive to October 1, 2002, for the remainder of his employment with Holdings.  Lockhart also agreed to waive any administrative claim he may have against the Debtors for the reduced portion of his salary.  However, Lockhart retained the right to assert a general unsecured claim against the Debtors arising from the Debtors' rejection of his employment agreement.
The payments to Lockhart, as reported on Attachment 7B, reflect the aforesaid reduction in annual base salary plus an additional
"catch-up" reduction necessitated as a result of the retroactive nature of the agreement.


                                                                Attachment 8


NewPower Holdings, Inc.
Case Number: 02-10835
Significant Developments During Reporting Period
For Period from December 31, 2002 through January 31, 2003
Amounts in $000's


None.